UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 14, 2014

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

North Huaigao Road, Luocheng Sub-district Office, Shouguang City, Shandong, China, 262714

 (Address of principal executive offices and zip code)

+86 (536) 567-0008

 (Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On March 17, 2014, Gulf Resources, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and fiscal 2013.  A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On March 14, 2014, the Company issued a press release announcing a conference call held on March 18, 2014 regarding its financial results for the fourth quarter and fiscal 2013. A copy of the press release is filed herewith as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit Number	Description

99.1	Press release dated March 17, 2014
99.2	Press release dated March 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: March 19, 2014

Exhibit Index

Exhibit Number	Description

99.1	Press release dated March 17, 2014.
99.2	Press release dated March 14, 2014.